UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 11, 2010

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

21001 Van Born Road, Taylor, Michigan	48180

(Address of Principal Executive Offices)	(Zip Code)
(313) 274-7400
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     Masco Corporation (“Masco”) held its annual meeting of stockholders (the “Annual Meeting”) on May 11, 2010 at its corporate offices in Taylor, Michigan. At the Annual Meeting, Masco stockholders approved three proposals. A brief description of the proposals and the final results of voting on each proposal are set forth below.
Proposal 1 — The re-election of three Class I Directors to serve until the Annual Meeting in 2013. Votes were cast as follows:

				BROKER
	VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
Dennis W. Archer	296,773,171	11,490,103	374,069	14,396,312
Anthony F. Earley, Jr.	269,168,996	39,018,796	449,551	14,396,312
Lisa A. Payne	297,562,188	10,672,861	402,294	14,396,312
Proposal 2 — The ratification of the selection of PricewaterhouseCoopers LLP to act as independent auditors for the Company for 2010. Votes were cast as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
316,501,945	6,252,645	279,065	0
Proposal 3 — The amendment of the Company’s 2005 Long Term Stock Incentive Plan (the “Plan”). The Plan was amended to make an additional 6,500,000 shares of Masco common stock available for issuance thereunder. Votes were cast as follows:

			BROKER
VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
172,855,498	135,162,278	619,567	14,396,312

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By: Name:	/s/ John G. Sznewajs John G. Sznewajs
Title:	Vice President, Treasurer and
Chief Financial Officer
May 14, 2010

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